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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) September 15, 1999

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                         CRESTLINE CAPITAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



          Maryland                  1-14635               52-2151967
      (State or Other             (Commission          (I.R.S. Employer
        Jurisdiction              File Number)      Identification Number)
     of Incorporation)



                6600 Rockledge Drive, Bethesda, Maryland 20817
              (Address of Principle Executive Offices) (Zip Code)

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       Registrant's Telephone Number, Including Area Code (240) 694-2000

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                                  FORM 8-K/A

Item 5.   Other Events

     Crestline Capital Corporation hereby amends its Current Report on Form 8-K, dated September 20, 1999 to correct the date that Christopher J. Nassetta resigned to August 3, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Crestline Capital Corporation

                           By:/s/ Larry K. Harvey
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                                  Larry K. Harvey
Date:  September 23, 1999         Senior Vice President and Corporate Controller
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